UNTIED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registration [ ]
Filed by a Party other than the Registrant [X ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy [ ] Statement[ ]
[ ]   Definitive Additional Materials
[X ]  Soliciting Material Pursuant to ss.240.14a-12

                              MASSEY ENERGY COMPANY
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                (Name of Registrant as Specified In Its Charter)

                                 Third Point LLC
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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     On March 17, 2006, Third Point LLC ("Third Point") and Daniel S. Loeb filed with the Securities and Exchange Commission (the "SEC") a second amendment to their Schedule 13D ("Amendment No. 2") with respect to Massey Energy Company, a Delaware corporation (the "Company"), to disclose a letter sent to Donald Blankenship, Chief Executive Officer of the Company, confirming that Third Point Offshore Fund Ltd. does intend to solicit proxies in opposition to the Company's nominees for director at the 2006 Annual Meeting and advising the Company of its obligation to file its proxy materials with the SEC in preliminary form. The foregoing description of Amendment No. 2 is qualified in its entirety by the complete text of such Amendment No. 2, which is attached hereto as Exhibit 1, and is incorporated herein by reference.

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     Exhibits
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     Exhibit 1 --   Amendment No. 2 to Schedule 13D of Third Point LLC and
                    Daniel S. Loeb, filed with the SEC on March 17, 2006.